Regency Energy Partners
First Quarter Earnings Release
May 10, 2010


REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this report include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2010 Highlights

REGENCY ENERGY PARTNERS

Key Accomplishments	
Operational	▶ Diversified assets generated solid first quarter adjusted EBITDA growth ▶ Placed the fully subscribed RIGS Haynesville Expansion Project in service on January 27, 2010. Project completed under budget
Financial	▶ Successfully refinanced credit facility and extended term to June 2014[1] ▶ Outlook modified to stable from negative by Moody's and Standard & Poor's during quarter (Current ratings: Ba3, BB-) ▶ Maintained distribution of 44.5 cents per outstanding common unit for first quarter 2010
Growth	▶ Haynesville Shale: Continuing construction on Phase I and Phase II of Logansport Expansion, both are expected to be complete in July 2010 ▶ Eagle Ford Shale: Continuing to add new volumes through the addition of five new wells during the first quarter ▶ Marcellus Shale: Continuing to establish footprint in Marcellus with contracts to add 20,000 HP in 2010

1 If Regency's 8.375% senior notes due December 15, 2013 have not been refinanced or paid off by June 15, 2013, then the maturity date of Regency's credit facility will be June 15, 2013

Fundamentals Review



Fundamentals: Drilling Activity

- 19% increase in U.S. land rig counts from Q4 2009 to Q1 2010
- High crude-gas ratio has increased the relative attractiveness of rich gas plays which have a higher oil component, including south Texas, west Texas and Mid-Con



U.S. Drilling Rig Trends[1]
# of Rigs
700
600
500
400
300
200
100
0
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Gas
Gas/Oil
Oil
Other

Total US Land Rig Count				
Q1 09	Q2 09	Q3 09	Q4 09	Q1 10
1,338	932	1,016	1,188	1,419



Rig Count Trends - Regency Operated Area[1]
# of Rigs
300
250
200
150
100
50
0
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Mid-Con
East TX & North LA
Non-TX Gulf
West TX
Fayetteville
Barnett Shale
South Tx
TX Gulf
Appalachian

Total Regency Operating Area Rig Count				
Q1 09	Q2 09	Q3 09	Q4 09	Q1 10
956	676	756	889	1,065

With increased efficiencies in drilling technology, we believe current rig counts are sufficient to meet expected natural gas demand[2]

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, April 26, 2010 and Regency internal analysis
2 Notwithstanding a significant shift in U.S. energy policy

Fundamentals: Commodity Prices

- Although NYMEX prices have declined from their peak settlement of $5.81 per MMBtu for January, the Q1 2010 average settlement price was still higher than the average settlement price for Q4 2009
- WTI crude averaged $84 per bbl for April which is up approximately 70% year-over-year
- While NGL prices were volatile throughout the first quarter, all average prices were at their peak as compared to any quarter over the previous year



Gas Price Trends
Price ($/bbl)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Panhandle
NYMEX
Waha
Houston Ship



Crude / NGL Price Trends
Price ($/bbl)
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Ethane
Propane
C4+
WTI Crude

Forward curves for natural gas and crude oil pricing suggest that natural gas will trade at $4.59/MMBtu and crude will trade at $80/bbl for full year 2010[1]

1 Forward curve pricing as of May 7th, 2010

Haynesville Joint Venture Buyback



Haynesville JV Buyback: Partnership Structure

- On April 30th, Regency acquired an approximate 7.0% interest in the Haynesville Joint Venture from an affiliate of GE Energy Financial Services for approximately $92 million
  - Regency now owns approximately 49.99% of the Haynesville Joint Venture and Alinda Capital Partners LLC owns 50%
  - Regency acquired the right to vote the 0.01% interest retained by GE Energy Financial Services
  - Transaction was funded using Regency's revolving credit facility
  - Expected to add an incremental $7 million in adjusted EBITDA in 2010 for eight months of operation[1]
  - Regency continues as sole operator of the Regency Intrastate Gas System

1 Transaction was included in Regency's 2010 Adjusted EBITDA guidance range of $255 million - $285 million

Haynesville Shale: Regency Presence

REGENCY ENERGY PARTNERS

Regency's increased stake in the Haynesville Joint Venture is consistent with our long-term growth strategy of increasing fee-based assets, which generate stable cash flows



Cass
Marion
Upshur
Caddo
Bossier
Webster
Claiborne
Lisbon Plant
Union
Dubach Plant
Morehouse
Dubberly Plant
Lincoln
Logansport Expansion Phase I: $47mm
Haynesville Expansion Project: $653mm
Elm Grove Plant
Bienville
Richland
Rusk
Louisiana
Jackson
Texas
Panola
De Soto
Caldwell
Red River
Red River Lateral: $47mm
Winn
Logansport Expansion Phase II: $40mm
Natchitoches
La Salle
Catahoula
Grant
Nacogdoches
Sabine
San Augustine
Concordia
Angelina
Vernon
Rapides
Avoyelles
Franklin
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20 Miles
REGENCY

1 The Haynesville Expansion Project, including the base project and Red River Lateral, is funded by the Haynesville Joint Venture, of which Regency owns 49.99%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded entirely by Regency.

Business Review



First Quarter 2010 Performance

- Regency's Q1 2010 financial performance was in line with management's expectations
  - Comparing Q1 2010 to Q1 2009, adjusted EBITDA increased 11% year-over-year
  - Combined adjusted total segment margin increased 28% year-over-year



Adjusted EBITDA
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$56
$54
$60
Q1 2008
Q1 2009
Q1 2010



Combined Adjusted Total Segment Margin 1,2
$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$95
$106
$136
Q1 2008
Q1 2009
Q1 2010
Gathering and Processing
Transportation
Compression
Corporate and Others

1 Combined Transportation segment margin sums 100% of the segment margin of Haynesville Joint Venture and RIGS
2 Corporate and Others segment margin is net of inter-segment eliminations

Transportation Segment

- Year-over-year, combined Transportation segment margin increased by almost 150% from $14 million in Q1 2009 to $34 million in Q1 2010
  - First quarter results included two months of volumes for the Haynesville Expansion Project. Transportation volumes are expected to ramp-up throughout 2010

Historical Combined Transportation Throughput and Segment Margin[1, 2]



MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
811
745
736
640
883
$35
$30
$25
$20
$15
$10
$5
$0
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Throughput
Intersegment Volumes
Segment Margin

1 Inter-segment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments; Transportation volumes assume 100% Joint Venture ownership
2 Combined Transportation segment sums 100% of the segment margin of the Haynesville Joint Venture and RIGS

Gathering and Processing Segment

- Year-over-year, Gathering and Processing adjusted segment margin increased by approximately 6% from $55 million in Q1 2009 to $59 million in Q1 2010
  - Higher margins in west Texas and incremental margins associated with better than expected processing economics in north Louisiana and west Texas helped to offset lower volumes in north Louisiana, Mid-Con and east Texas


Gathering and Processing Throughput and Adjusted Segment Margin1, 2
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
1,039
985
982
1,024
1,029
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
$59
$58
$57
$56
$55
$54
$53
$52
$ in millions
Throughput
Intersegment Volumes
Adjusted Segment Margin

1 Inter-segment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments
2 Transportation volumes assume 100% Joint Venture ownership

Contract Compression Segment

- Maintained revenue generating horsepower, with a 0.8% increase quarter-over-quarter from Q4 2009 to Q1 2010, despite continued pricing pressure across the entire contract compression industry

Revenue Generating Horsepower vs. U.S. Onshore Gas Rig Count[1]



789,494
767,060
743,289
753,328
759,704
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Horsepower
700
600
500
400
300
200
100
0
Rig Count
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Regency Operating Horsepower
US Onshore Gas Rig Count

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, April 26, 2010 and Regency internal analysis

Financial Review



Consolidated Operating Results (Year-Over-Year)

REGENCY ENERGY PARTNERS

Regency Energy Partners LP
Consolidated Income Statements
($ in thousands)

	Three Months Ended	
	March 31, 2010	March 31, 2009
REVENUES		
Gas sales	$ 142,893	$ 148,270
NGL sales	97,329	49,585
Gathering, transportation and other fees, including related party amounts	70,328	72,621
Net realized and unrealized (loss) gain from derivatives	(939)	14,455
Other	8,141	5,194
Total revenues	317,752	290,125
OPERATING COSTS AND EXPENSES		
Cost of sales, including related party amounts	224,609	182,901
Operation and maintenance	32,411	36,042
General and administrative	15,403	14,852
Loss (gain) on asset sales, net	284	(133,932)
Depreciation and amortization	27,475	27,889
Total operating costs and expenses	300,182	127,752
OPERATING INCOME	**17,570**	**162,373**
Income from unconsolidated subsidiary	7,913	336
Interest expense, net	(22,345)	(14,227)
Other income and deductions, net	(3,267)	42
(LOSS) INCOME BEFORE INCOME TAXES	**(129)**	**148,524**
Income tax expense	321	100
NET (LOSS) INCOME	**(450)**	**148,424**
Net income attributable to noncontrolling interest	(162)	(35)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ (612)**	**$ 148,389**

Commodity Price Risk Management

- 73% of NGLs, 84% of condensate and 74% of natural gas are hedged for the balance of 2010[1]
- 41% of NGLs, 50% of condensate and 23% of natural gas are hedged for 2011[1]



NGL Equity Production vs. Hedged
Bbl/d
5,000
3,750
2,500
1,250
-
76%
73%
71%
58%
52%
35%
18%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
83%
84%
84%
84%
56%
41%
19%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Natural Gas Production vs. Hedged
Mmbtu/d
15,000
12,500
10,000
7,500
5,000
2,500
-
77%
71%
74%
46%
46%
0%
0%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

1 Percentages as of April 5th, 2010

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

- Consistent with our quarterly hedging program, we plan to begin layering in our 2012 hedges during the second quarter of 2010

Executed Hedges by Product				
	2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.46	957	$0.51
Propane	1,037	$1.40	568	$1.01
Iso Butane	255	$1.75	-	-
Normal Butane	445	$1.76	367	$1.34
Natural Gasoline	390	$2.32	219	$1.71
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	387	$82.62
	Mmbtu/d	Price ($/MMbtu)	Mmbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.91	2,479	$6.57

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - Balance of Year 2010

Change in WTI Price ($/bbl)

Change in Natural Gas Price ($/MMbtu)

($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.2)	$ (0.8)	$ 1.6
Flat	$ (2.4)	$ 0	$ 2.4
Increase $1.00	$ (1.6)	$ 0.8	$ 3.2

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in Crude along with the same percentage change in NGL pricing would result in a $2.4 million change in Regency's 2010 balance of the year DCF
- A $1.00 per MMbtu movement in Natural Gas pricing would result in a $0.8 million change in Regency's 2010 balance of the year DCF

Liquidity Update

- During the first quarter of 2010, successfully refinanced our credit facility
  - Extended maturity from August 2011 to June 2014[1]
  - Maintained size of facility at $900 million while reducing number of lenders from 26 to 19
  - No change to pricing grid
  - Improved other terms and conditions
- In April, entered into $250 million of interest rate swaps, effectively locking in a base rate for borrowings of 1.33% through April 2012
- Organic growth capital expected to be $180 million for 2010 as noted below:
  - $148 million related to the Gathering and Processing segment
  - $24 million related to the Contract Compression segment
  - $8 million related to the Corporate and Others segment
- $29 million of the proposed $180 million of organic growth capital was invested during the first quarter of 2010
- In addition to expected organic growth, Regency plans to invest $23 million in 2010 to fund its proportionate share of the Haynesville Joint Venture, of which $20 million has been funded through the end of the first quarter[2]
- The total amount available to Regency under our credit facility as of May 1, 2010 was $318 million[3]

1 If Regency's 8.375% senior notes due December 15, 2013 have not been refinanced or paid off by June 15, 2013, then the maturity date of Regency's credit facility will be June 15, 2013
2 Spending for Haynesville Joint Venture assumes Regency's 43% ownership in Joint Venture through April 30, 2010 and 49.99% ownership thereafter
3 Revolver availability shown after Regency's purchase of additional approximate 7.0% in Haynesville Joint Venture which closed on April 30, 2010

Q&A



Appendix



Gathering and Processing Segment (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,	
	2010	2009
	($ in thousands)	
Gathering and Processing Segment		
Financial data (1):		
Segment margin	$ 54,708	$ 58,675
Adjusted segment margin	58,514	55,110
Operating data:		
Throughput (MMbtu/d)	1,029,146	1,038,707
NGL gross production (Bbls/d)	25,742	22,721

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Combined Transportation Segment (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,	
	2010	2009
	($ in thousands)	
Transportation Segment		
Financial data:		
Segment margin	$ -	$ 11,554
Operating data:		
Throughput (MMbtu/d)	-	812,332

	Three Months Ended March 31,	
	2010	2009
	($ in thousands)	
Combined Transportation Segment (1)		
Financial data:		
Segment margin	$ 33,879	$ 13,556
Operating data:		
Throughput (MMbtu/d)	882,626	810,848

(1) Combined transportation segment sums 100% of the segment margin of the Haynesville Joint Venture and RIGS.

Contract Compression Segment (Year-Over-Year)

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin	$ 37,030	$ 36,981
Operating data:		
Revenue generating horsepower	759,704	789,494
Average horsepower per revenue generating compression unit	858	858

Corporate and Others Segment (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,	
	2010	2009
	($ in thousands)	
Corporate & Others		
Financial data:		
Segment margin (1)	$ 6,737	$ 824

(1) Segment margin varies from previously disclosed amounts due to functional reorganization of our segments.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY
ENERGY PARTNERS

	Three Months Ended March 31,		
	2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (450)	$ 148,424	$ 10,420
Add (deduct):			
Interest expense, net	22,345	14,227	15,406
Depreciation and amortization	27,475	27,889	21,741
Income tax expense	321	100	251
EBITDA (1) (2)	**$ 49,691**	**$ 190,640**	**$ 47,818**
Add (deduct):			
Non-cash loss (gain) from derivatives	7,191	(3,565)	3,090
Loss (gain) on asset sales, net	284	(133,932)	26
Management services termination fee	-	-	3,888
Income from unconsolidated subsidiary	(7,913)	(336)	-
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	10,675	590	-
Other expense, net	90	729	1,180
Adjusted EBITDA (4)	**$ 60,018**	**$ 54,126**	**$ 56,002**
Haynesville Joint Venture's Adjusted EBITDA owned by third parties (3)	14,151	963	-
Combined Adjusted EBITDA (4)	**$ 74,169**	**$ 55,089**	**$ 56,002**

(1) Earnings before interest, taxes, depreciation and amortization.
(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.
(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:
(4) Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville Joint Venture.

Net income	$ 18,403	$ 884	$ -
Add (deduct):			
Depreciation and amortization	6,321	669	-
Interest expense	102	-	-
Other expense, net	-	-	-
Haynesville Joint Venture's Adjusted EBITDA	**$ 24,826**	**$ 1,553**	**$ -**

Non-GAAP Reconciliation (Year-Over-Year)[1]

REGENCY ENERGY PARTNERS

	Three Months Ended March 31, 2010	2009	2008
	($ in thousands)		
Adjusted Total Segment Margin	$ 96,949	$ 103,659	$ 94,736
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	33,879	2,002	-
Combined Adjusted Total Segment Margin	$ 130,828	$ 105,661	$ 94,736
Combined Adjusted Transportation Segment Margin (b)	33,879	13,556	13,254
Contract Compression Segment Margin	37,030	36,981	23,021
Corporate & Others Segment Margin	6,737	824	200
Inter-segment Elimination	(5,332)	(810)	(75)
Adjusted Gathering and Processing Segment Margin	$ 58,514	$ 55,110	$ 58,336

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

	2010	2009	2008
Net income	$ 18,403	$ 884	$ -
Add (deduct):			
Operation and maintenance	4,774	325	-
General and administrative	4,318	228	-
Depreciation and amortization	6,321	669	-
Interest expense	102	-	-
Other income and deductions, net	(39)	(104)	-
Adjusted total segment margin	$ 33,879	$ 2,002	$ -

(b) Combined adjusted transportation segment margin sums 100% of the adjusted segment margin of the Haynesville Joint Venture and RIGS for the three months ended March 31, 2009.

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,		
	2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (450)	$ 148,424	$ 10,420
Add (Deduct):			
Operation and maintenance	32,411	36,042	28,845
General and administrative	15,403	14,852	11,271
Loss (gain) on asset sales, net	284	(133,932)	-
Management services termination fee	-	-	3,888
Depreciation and amortization	27,475	27,889	21,741
Income from unconsolidated subsidiary	(7,913)	(336)	-
Interest expense, net	22,345	14,227	15,406
Other income and deductions, net	3,267	(42)	(176)
Income tax expense	321	100	251
Total Segment Margin (1)	93,143	107,224	91,646
Non-cash loss (gain) from derivatives	3,806	(3,565)	3,090
Adjusted Total Segment Margin (1)	96,949	103,659	94,736
Transportation Segment Margin (1) (2)	-	11,554	13,254
Contract Compression Segment Margin (1)	37,030	36,981	23,021
Corporate & Others Segment Margin (1)	6,737	824	200
Inter-segment Elimination	(5,332)	(810)	(75)
Adjusted Gathering and Processing Segment Margin (1)	$ 58,514	$ 55,110	$ 58,336

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended March 31, 2010 ($ in thousands)
Net cash flows provided by operating activities	$ 32,781
Add (deduct):	
Other assets and liabilities	35
Distribution received from unconsolidated subsidiary	(3,526)
Other current liabilities	(12,131)
Trade accounts payable, accrued cost of gas and liquids, and related party payables	13,826
Other current assets	(1,091)
Trade accounts receivables, accrued revenues, and related party receivables	2,017
Unit based compensation expenses	(1,639)
Loss on asset sales, net	(284)
Derivative valuation changes	(7,182)
Income from unconsolidated subsidiary	7,913
Write-off of debt issuance costs	(1,780)
Depreciation and amortization, including debt issuance cost amortization	(29,389)
Net loss	$ (450)
Add (deduct):	
Interest expense, net	22,345
Depreciation and amortization	27,475
Income tax expense	321
EBITDA	$ 49,691
Add (deduct):	
Non-cash loss from derivatives	7,191
Gain on asset sales, net	284
Income from unconsolidated subsidiary	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA	10,675
Other expense, net	90
Adjusted EBITDA	$ 60,018
Add (deduct):	
Interest expense, excluding capitalized interest	(21,189)
Maintenance capital expenditures	(3,942)
Proceeds from asset disposal	10,632
Unit based compensation expenses	1,639
Convertible Preferred Distribution	(1,945)
Other	222
Cash available for distribution	$ 45,435